Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
July 23, 2026
Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Ladies and Gentlemen:
The certification set forth below is being submitted in connection with the Quarterly Report on Form 10-Q of Comcast Corporation (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
Brian L. Roberts and Michael J. Cavanagh, the Co-Chief Executive Officers and Jason S. Armstrong, the Chief Financial Officer of Comcast Corporation, each certifies that, to the best of his knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Comcast Corporation.

/s/ BRIAN L. ROBERTS
Name: Brian L. Roberts
Title: Co-Chief Executive Officer

/s/ MICHAEL J. CAVANAGH
Name: Michael J. Cavanagh
Title: Co-Chief Executive Officer

/s/ JASON S. ARMSTRONG
Name: Jason S. Armstrong
Title: Chief Financial Officer